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                                                                   EXHIBIT 10.26



                                                  Throughput Request No. 12351
                                                  (for internal use only)
                                                  Throughput Agreement No. 22224
                                                  Effective Date: ______________



                   INTERRUPTIBLE THROUGHPUT SERVICE AGREEMENT
                                Rate Schedule TI


       THIS INTERRUPTIBLE THROUGHPUT SERVICE AGREEMENT ("TI Agreement") by and between Northern Natural Gas Company, a Delaware Corporation ("Northern"), and Continental Natural Gas, Inc., a Marketer ("Shipper"), covering the transportation of natural gas on an interruptible basis by Northern for Shipper as more particularly described herein is entered into in accordance with the following terms and conditions:


1. This transportation shall be provided pursuant to Subpart G of Part 284 of the Federal Energy Regulatory Commission's ("Commission") regulations.

2. INTERRUPTIBLE MAXIMUM DAILY QUANTITY ("MDQ"): Up to 40,000 MMBTU per day.

3. TERM. Initial delivery hereunder shall not commence until this TI Agreement is executed by Shipper and the executed Agreement is received by Northern. This TI Agreement shall become effective upon the execution of both parties and shall continue for a term of one (1) year and month to month thereafter, unless and until terminated upon thirty (30) days' prior written notice to the other party.
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4.     RATE:  Unless Northern agrees in writing to a lower rate, Shipper shall pay Northern each month for transportation service rendered hereunder at the maximum rates or charges in effect from time to time under Rate Schedule TI, or any effective superseding rate schedule on file with the Commission.

       The out-of-balance transportation rate for resolving imbalances shall be the highest path rate actually used by Shipper during the billing month.

5.     ADDRESS FOR NOTICES TO SHIPPER:

       Continental Natural Gas, Inc.
       P. O. Box 21470
       Tulsa, OK 74121

       ATTN:  Diane Lawler

6.     ADDRESS FOR INVOICES TO SHIPPER:

       Continental Natural Gas, Inc.
       P. O. Box 21470
       Tulsa, OK 74121

       ATTN:  Diane Lawler

7. This Agreement supersedes and cancels the following Throughput Service Agreement(s) between the parties hereto: NONE

8.     OTHER PROVISIONS:

8.1 Subject to the terms of this Agreement as it may be amended from time to time, Shipper may deliver or cause to be delivered to Northern, at the suction side of Northern's Fort Buford Compressor Station located in
       Section 4, Township 151 North, Range 103 West, McKenzie County, North Dakota ("Fort





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       Buford"), all or a portion of the quantities of gas under this Agreement that Shipper desires Northern to compress. Northern agrees to accept and compress, on an interruptible basis, such gas delivered to it by Shipper under this Agreement, and to redeliver such gas for the account of Shipper to Northern Border Pipeline Company ("NBPL") at the discharge side of Northern's Fort Buford Compressor Station for subsequent transportation by NBPL. Shipper agrees to pay the maximum transportation rate(s) as set forth in the tariff, which includes the charge for compression service at Fort Buford. Shipper shall not have the right to use this agreement solely for compression service at Fort Buford. Shipper shall bear a fuel use charge of 1.25% of gas quantities delivered to Northern at the suction side of Fort Buford. Shipper shall be required to nominate, in accordance with Section 3, "Nominations" of Subpart A, of the General Terms and Conditions of this Tariff, NNG/NBPL Fort Buford suction/discharge and those quantities it desires Northern to compress at Fort Buford under this Agreement.

8.2 Shipper understands and acknowledges that Shipper is responsible for ensuring that the upstream transporting pipeline which delivers gas for Shipper to Northern at the Point(s) of Receipt has capacity on its system to effectuate deliveries for Shipper's account, and that the downstream party which receives gas from Northern at the Point(s) of Delivery hereunder for Shipper's account has capacity on its





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       system to receive such gas.  Accordingly, Shipper shall remain responsible under this Agreement for all charges set forth in Section 4, "General" of this Agreement, notwithstanding Shipper's inability to cause gas to be delivered to Northern at the Point(s) of Receipt and/or received by the downstream party at the Point(s) of Delivery hereunder.

9. ADDITIONAL TERMS AND CONDITIONS: The additional Terms and Conditions attached hereto and Appendix A are incorporated herein by reference and made a part of this Agreement.

       This TI Agreement constitutes a contract with Northern Natural Gas Company, for the transportation of natural gas, subject to the terms and conditions attached hereto and Appendix "A".


       NORTHERN                                   SHIPPER
NORTHERN NATURAL GAS COMPANY               CONTINENTAL NATURAL GAS INC.


By:                                       By:
    -----------------------------             ----------------------------------


Title:                                    Title:
       --------------------------                -------------------------------

                                          Attest or Witness:



                                          --------------------------------------


Date Executed:                            Date Executed:
               ------------------                        -----------------------





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                              TERMS AND CONDITIONS


SECTION 1.  MAXIMUM DAILY QUANTITY

1.1 If made available by Shipper, Northern agrees to receive and deliver thermally equivalent volumes of natural gas on an interruptible basis up to the MDQ as set forth on the face of this Agreement.

1.2 Northern agrees to transport overrun volumes and throughput peaking volumes as defined in Section 5, "Overrun and Throughput Peaking," of Rate Schedule TI for Shipper on an interruptible basis provided that Northern has determined that it has sufficient capacity to transport such volumes. Such transportation of interruptible overrun volumes and throughput peaking volumes shall be in accordance with all terms and conditions of Northern's FERC Gas Tariff and Rate Schedule TI.

SECTION 2.  RECEIPT AND DELIVERY

2.1 Shipper agrees to tender, or cause to be tendered, gas for transportation at the Point(s) of Receipt identified in Appendix "A" at pressure sufficient to effect delivery into Northern's facilities, as such pressure may vary from time to time, not to exceed the maximum allowable operating pressure.

2.2 Northern agrees to transport and deliver gas to Shipper, or for Shipper's account, on an interruptible basis at the Point(s) of Delivery identified in Appendix "A".

SECTION 3.  TERMINATION

3.1 Notwithstanding the "Term" set forth in paragraph 3 on the face of this Agreement, this Agreement shall terminate upon written notice by Northern to Shipper within forty-five (45) days from the effective date of this Agreement if Northern determines that incomplete or inaccurate information has been submitted to effectuate this transportation service which causes such service not to comply with the Commission regulations; provided, however, Shipper shall have five (5) work days from the date of the notice to correct the information to keep the Agreement in effect.

3.2 Termination of this Agreement shall not relieve Northern and Shipper of the obligation to correct any volume imbalances hereunder or Shipper to pay money due hereunder to Northern.





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SECTION 4.  GENERAL

4.1 This Agreement in all respects shall be subject to the provisions of Rate Schedule TI and the "GENERAL TERMS AND CONDITIONS" contained in Northern's FERC Gas Tariff, as may be revised from time to time.

4.2 Northern's Rate Schedule TI and the "GENERAL TERMS AND CONDITIONS" set forth in Northern's FERC Gas Tariff, as may be revised from time to time, are hereby incorporated by reference and made a part hereof.

4.3 Northern may file and seek Commission approval under Section 4 of the Natural Gas Act ("NGA") at any time and from time to time to change any rates, charges or other provisions set forth in Rate Schedule TI and the "GENERAL TERMS AND CONDITIONS" in Northern's FERC Gas Tariff, and Northern shall have the right to place such changes in effect in accordance with the NGA, and this Throughput Service Agreement shall be deemed to include such changes and any changes which become effective by operation and law and Commission Order, without prejudice to Shipper's right to protest the same.

SECTION 5.  NOTICES

5.1 Any notice, statement, or bill provided for in this Agreement shall be in writing and shall be considered as having been given if delivered personally, or if mailed by United States Mail, postage prepaid, or if sent by express mail, overnight delivery, telex, telecopy or other mutually agreeable means of electronic transmission, to Shipper when sent to the address set forth on the face of this Agreement and to Northern when sent to the following:

       Accounting Matters:         Northern Natural Gas Company
                                   P.O. Box 1188
                                   Houston, Texas 77251-1188
                                   ATTN:  Customer Service Department

       All Notices:                Northern Natural Gas Company
                                   P.O. Box 1188
                                   Houston, Texas 77251-1188
                                   ATTN:  Customer Services,
                                   Contract Control (EB 4108)

       Payments:                   Northern Natural Gas Company
                                   Citibank, N.A.
                                   399 Park Avenue
                                   Account No. 4049-8026
                                   New York, New York 10043





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                                   APPENDIX A


                 INTERRUPTIBLE TRANSPORTATION SERVICE AGREEMENT
                                TI Rate Schedule


Shipper:      Continental Natural Gas, Inc.

Date: _________________            Supersedes Appendix Dated:  N/A

Maximum Daily Quantity:  40,000 MMBtu per day


                  RECEIPT AND DELIVERY POINT LEGAL DESCRIPTIONS


       Part I.  (See attached)















1/ For purposes of this Appendix A, any valid receipt point on Northern's system can be utilized as a receipt point subject to the terms and conditions of Rate Schedule TI.





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